UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2013
Independence Tax Credit Plus L.P. III
(Exact name of registrant as specified in its charter)

Delaware	0-24650	13-3746339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Church Street, New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 317-5700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01 Other Events

On June 27, 2013, Independence Tax Credit Plus L.P. III (the “Partnership”) completed its liquidation and winding-up, and has filed a certificate of cancellation with the Secretary of State of the State of Delaware and will file a Form 15 with the Securities and Exchange Commission to terminate registration under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), after which the Partnership will no longer be required to file reports under Sections 13 and 15(d) of the Exchange Act. The Partnership transferred its entire cash balance, after setting aside a reserve for the payment of accrued operating expenses and accrued liquidation expenses, to pay accounts payable, including related party accounts payable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE TAX CREDIT PLUS L.P. III

(Registrant)

	By:	RELATED INDEPENDENCE ASSOCIATES III L.P.,
General Partner

		By:	RELATED INDEPENDENCE ASSOCIATES III INC.,
General Partner

Date:	June 27, 2013		By:	/s/ Robert A. Pace
Robert A. Pace
Chief Financial Officer and Principal Accounting Officer

Date:	June 27, 2013